Exhibit 10.4

            Binding Letter of Intent dated March 7, 2001 amending the
  Operating Agreement, Program Supply Agreement and Trademark License Agreement
                    relating to Playboy TV International, LLC

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Each omission has been indicated by three asterisks ("***"), and the omitted text has been filed separately with the Securities and Exchange Commission.

                            PLAYBOY ENTERPRISES, INC.
                           680 NORTH LAKE SHORE DRIVE
                                CHICAGO, IL 60611

                                  March 7, 2001

Via Electronic and Regular Mail

William Fisher, President
Playboy TV International LLC
404 West Washington Avenue, 8th Floor
Miami Beach, FL 33139

            Re:   Binding Letter of Intent

Dear William:

      This letter (including the attachment hereto, the "Amendment Letter Agreement") sets forth the binding agreement by and among Playboy Enterprises, Inc. (on behalf of itself and Playboy Entertainment Group, Inc.), Carlyle Investments LLC, Carlton Investments LLC and Playboy TV International LLC ("PTVI") (each, a "Party" and collectively, the "Parties") relating to certain pre-existing agreements among the Parties, on the following terms and conditions. It is agreed that this letter constitutes an agreement and is legally binding on the Parties.

1. Amendment of Pre-existing PTVI Agreements. The Parties agree to amend the pre-existing agreements by and among the Parties pursuant to the terms set forth in Attachment 1.

2. Timing. The Parties agree to negotiate in good faith and execute a definitive version of the amendments incorporating the terms and conditions set forth in Attachment 1 (the "Definitive Amendments"). The Parties agree to use their respective best efforts to execute such Definitive Amendments as soon as possible. Notwithstanding the intention to execute the Definitive Amendments, the Parties agree that the terms of Attachment 1 shall be deemed to take effect immediately upon execution of this Amendment Letter Agreement.

3. Default Agreement. This Amendment Letter Agreement constitutes a legally binding and enforceable agreement between the Parties hereto with respect to the provisions hereof. In the event that the Parties fail to execute the Definitive Amendments, the terms of this Amendment Letter Agreement shall be deemed the definitive amendments to the pre-existing agreements among the Parties. Notwithstanding the foregoing, except as indicated in this Amendment Letter Agreement or as subsequently modified in the Definitive Amendments, the agreements previously entered into among the Parties shall remain in full force and effect.

4. Confidentiality. Except as provided herein, the existence and the terms of this Amendment Letter Agreement and the amendments contemplated herein shall be maintained in confidence by the parties hereto and their respective officers, directors and employees. Except as compelled to be disclosed by judicial or administrative process or by other requirements of law, legal process, rule or regulation (including to the extent required in connection with any filings made by the parties or their controlling affiliates with the Securities and Exchange Commission) all public announcements, notices or other communications regarding such matters to third parties, including without limitation any disclosure regarding the transactions contemplated hereby, shall require the prior approval of all parties.

5. General. This Letter Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law. For convenience, this Letter Agreement may be signed in more than one counterpart and signature pages may be exchanged by facsimile.

                  [Remainder of page intentionally left blank.]

            If you determine that the foregoing is acceptable, we would appreciate acknowledgment of that determination by the execution and delivery to us of the enclosed copy of this letter.

            We look forward to your favorable consideration of this letter.

                                    Very truly yours,

                                    Playboy Enterprises, Inc.


                                    By: /s/ Linda Havard
                                        --------------------------

                                    Name: Linda Havard
                                          ------------------------

                                    Title: Chief Financial Officer
                                           -----------------------

The foregoing is agreed to and accepted.

Carlyle Investments LLC


By:    /s/ Steven Bandel
       --------------------------------

Name:  Steven Bandel
       --------------------------------

Title: President
       --------------------------------

The foregoing is agreed to and accepted

Carlton Investments LLC


By:    /s/ Steven Bandel
       --------------------------------

Name:  Steven Bandel
       --------------------------------

Title: President
       --------------------------------

Playboy TV International LLC


By:    /s/ William Fisher
       --------------------------------

Name:  William Fisher
       --------------------------------

Title: President
       --------------------------------


 .

                                  ATTACHMENT 1

                          AMENDMENTS TO PTVI AGREEMENTS

PARTIES (1) Carlyle Investments LLC and Carlton Investments LLC (as successors to VSI, "Carlyle/Carlton"), (2) PEGI, (3) PEI and (4) PTVI.

BACKGROUND                     o     PTVI and PEI, together with Playboy.com,
                                     Inc. and Morehaven Investments, Inc., have entered into a binding letter of intent of even date herewith, including the exhibits attached thereto (the "Letter Agreement") that, among other things, relates to PTVI's participation in Playboy.com's local internet businesses and PTVI's creation and operation of web pages promoting the local PTVI channels (the "TV
                                     Web Pages" or "Interim TV Web Sites,"
                                     where applicable, collectively the "TV
                                     Sites")

                               o The Letter Agreement contains various terms relating to the creation and operation of the TV Sites, including content control matters.

                               o The Parties have agreed to amend the PTVI Operating Agreement, the PTVI Program Supply Agreement and the PTVI Trademark License Agreement as described in this term sheet to provide for the funding and operation of the TV Sites and to reflect various other agreements of the parties.

                               o     The Parties acknowledge that they have
                                     been negotiating, and continue to
                                     negotiate, certain other amendments to the PTVI Operating Agreement, the PTVI Program Supply Agreement and the PTVI Trademark License Agreement. Notwithstanding the amendments contained herein, and the expectation that they will immediately take effect, the Parties acknowledge that such negotiations will continue, on a timely basis and in good faith.

DEFINITIONS                    Certain terms are defined in the body of this
                               term sheet. Capitalized terms used but not defined in this term sheet will have the meaning given to them in the PTVI Operating
                               Agreement, the PTVI Program Supply Agreement or the PTVI Trademark License Agreement, as applicable.

AMENDMENTS TO
OPERATING AGREEMENT

FUNDING OBLIGATION;            o     To initially fund the creation and launch
INCREASE TO MAXIMUM                  of the TV Sites, Carlyle/Carlton and PEGI
FUNDING CAP                          will make Capital Contributions to PTVI,
                                     pro rata in accordance with their
                                     respective membership interests, subject to an aggregate maximum of $5 million (the
                                     "Contribution"). The Contribution will be funded pursuant to the Web Channel Annual
                                     Budget (defined below) until fully funded.

                               o The Parties agree that no Member will be entitled to special or priority distributions with respect to the Contribution.

                               o The Contribution will be in addition to each Member's obligation to make Mandatory Additional Cash Contributions, effectively increasing the maximum aggregate amount of Mandatory Additional Cash Contributions to $105 million. The Members will continue to fund PTVI's deficits with respect of its other business activities through Mandatory Additional Cash Contributions as contemplated by the Operating Agreement.

INDEPENDENT BUDGET             o     The Contribution will be specifically
                                     allocated to the creation and launch of
                                     the TV Sites in an independent budget that is determined and approved in a manner consistent with, but not made part of, PTVI's Annual Budgets (each, a "Web
                                     Channel Annual Budget"). The first Web
                                     Channel Annual Budget will be presented to PTVI's Management Committee as soon as reasonably practicable, but not later than June 15, 2001.

                               o     No funds of PTVI other than the
                                     Contribution will be allocated to fund the creation and operation of the TV Sites.

ADJUSTMENT TO BUY-UP OPTION    o     For purposes of determining Founders' Price
                                     in connection with an exercise by PEGI of the Buy-Up Option in Year 2, Year 3 or
                                     Year 4, the Capital Contributions included in the calculation of Founders' Price will include the actual amount of the

                                     Contribution made as of the measuring date, less amounts distributed, if any, to the Members from costs recouped by PTVI.

                               o In all other respects, the Buy-Up Option will remain in full force and effect.

AMENDMENTS TO PROGRAM
SUPPLY AGREEMENT

AMENDMENTS TO                  o     ***
CALCULATION OF PROGRAM
LICENSE FEE

AMENDED SCOPE OF RIGHTS UNDER  o     The scope of the grant of rights under the
PROGRAM SUPPLY AGREEMENT             Program Supply Agreement will be amended
                                     to include the activities expressly
                                     contemplated by the Letter Agreement
                                     (including with respect to the TV Sites) and to acknowledge that such activities are subject to the other requirements of such agreement.

                               o The duration of such increase in scope will be co-terminus with the transaction contemplated by the Letter Agreement, unless sooner terminated in accordance with the terms of the Program Supply Agreement.
AMENDMENTS TO
TRADEMARK LICENSE
AGREEMENT

AMENDED SCOPE OF RIGHTS UNDER  o     The scope of the grant of rights under the
TRADEMARK LICENSE                    Trademark License Agreement will be
AGREEMENT                            amended to include the activities
                                     expressly contemplated by the Letter
                                     Agreement (including with respect to the TV
                                     Sites) and to acknowledge that such
                                     activities are subject to the other
                                     requirements of such agreement.

                               o The duration of such increase in scope will be co-terminus with the transaction contemplated by the Letter Agreement, unless sooner terminated in accordance with the terms of the Trademark License Agreement.


                                       3